Exhibit 10.1

CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION

AGREEMENT

This Contribution, Conveyance, Assignment and Assumption Agreement, dated as of [●], 2015 (this “Agreement”), is entered into by and among First Solar 8point3 Holdings, LLC, a Delaware limited liability company (“FS Holdings Member”), Maryland Solar Holdings, Inc., a Delaware corporation (“MD Solar Holdings”), SunPower YC Holdings, LLC, a Delaware limited liability company (“SP Holdings Member”), 8point3 Energy Partners LP, a Delaware limited partnership (the “Partnership”), and 8point3 Operating Company, LLC, a Delaware limited liability company (“Operating Company” and together with FS Holdings Member and MD Solar Holdings, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, First Solar, Inc., a Delaware Corporation (“First Solar”), indirectly owns 100% of the outstanding limited liability company interests of FS Holdings Member;

WHEREAS, FS Holdings Member directly owns (a) 100% of the limited liability company interests in FSAM Lost Hills Blackwell Holdings, LLC, a Delaware limited liability company (“Lost Hills Holdings”), (b) 100% of the limited liability company interests in FSAM NS Holdings, LLC, a Delaware limited liability company (“North Star Holdings”) and (c) 100% of the limited liability company interests in FSAM SG2 Holdings, LLC, a Delaware limited liability company (“SG2 Holdings”);

WHEREAS, MD Solar Holdings directly owns 100% of the limited liability company interests in Maryland Solar LLC, a Delaware limited liability company (“Maryland Solar,” and such interests, together with the interests in Lost Hills Holdings, North Star Holdings and SG2 Holdings, the “FS Contributed Interests”);

WHEREAS, SunPower Corporation, a Delaware corporation (“SunPower”), indirectly owns 100% of the outstanding limited liability company interests of SP Holdings Member;

WHEREAS, SunPower indirectly owns 100% of the outstanding limited liability company interests of the Operating Company;

WHEREAS, SP Holdings Member indirectly owns (a) 100% of the limited liability company interests in Solar Star California XIII, LLC, a Delaware limited liability company (the “Quinto ProjectCo”), (b) 100% of the limited liability company interests in Solar Star California XXX, LLC, a Delaware limited liability company (the “Macy’s ProjectCo”), (c) 100% of the limited liability company interests in Solar Star California XXXI, LLC, a Delaware limited liability company (the “Riverside ProjectCo”), (d) 100% of the limited liability company interests in Solar Star California XXXII, LLC, a Delaware limited liability company (the “Davis ProjectCo”), (e) 100% of the limited liability company interests in SunPower Residential I, LLC, a Delaware limited liability company (the “Residential ProjectCo” and the interests in such Residential ProjectCo, the Quinto ProjectCo, the Macy’s ProjectCo, the Riverside ProjectCo and the Davis ProjectCo, collectively, the “SP Contributed Interests”);

WHEREAS, First Solar and SunPower entered into that certain Master Formation Agreement (the “Master Formation Agreement”), dated as of March 10, 2015, between First Solar and SunPower, to form a joint venture consisting of their respective interests in the FS Contributed Interests and the SP Contributed Interests, and to effect a sale of a portion of such joint venture through a subsequent initial public offering, and to enter into, and cause their respective Affiliates to enter into a series of transactions, on the terms and subject to the conditions set forth in the Master Formation Agreement, to form such joint venture, effectuate the contribution of interests thereto and consummate such initial public offering;

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken on or prior to the date hereof:

1.	First Solar and SunPower caused to be formed 8point3 Holding Company, LLC, a Delaware limited liability company (“Holdings”), by filing all required documents with the Secretary of State’s Office of the State of Delaware.

2.	First Solar and SunPower, indirectly through Holdings, caused to be formed 8point3 General Partner, LLC, a Delaware limited liability company (“YieldCo General Partner”), by filing all required documents with the Secretary of State’s Office of the State of Delaware.

3.	First Solar and SunPower, indirectly through the YieldCo General Partner, caused to be formed the Partnership by filing all required documents with the Secretary of State’s Office of the State of Delaware.

4.	SunPower caused to be formed the Operating Company by filing all required documents with the Secretary of State’s Office of the State of Delaware.

5.	SunPower caused SunPower Capital, LLC, a Delaware limited liability company, SunPower AssetCo, LLC, a Delaware limited liability company, and SunPower Corporation, Systems, a Delaware corporation (the “SP Contributors”) to contribute, assign and convey to the Operating Company 100% of the SP Contributed Interests, in each case pursuant to the terms of the Master Formation Agreement (the “SP Contribution”).

WHEREAS, pursuant to this Agreement:

1.	First Solar will cause FS Holdings Member and MD Solar Holdings (the “FS Contributors”), respectively, to contribute, assign and convey to the Operating Company 100% of the FS Contributed Interests, in each case pursuant to the terms of the Master Formation Agreement (the “FS Contribution”).

2.	Simultaneously with the FS Contribution, (i) the Operating Company will issue to the FS Contributors certain Operating Company Common Units and Operating Company Subordinated Units and pay to the FS Contributors certain cash consideration in part as reimbursement for certain capital expenditures pursuant to Treasury Regulations Section 1.707-4(d), and (ii) the Partnership will issue to FS Holdings Member certain Class B Shares, in each case, pursuant to the terms of the Master Formation Agreement.

3.	Simultaneously with the FS Contribution, (i) the Operating Company will recapitalize the interests held by SP Holdings Member in the Operating Company into certain Operating Company Common Units and Operating Company Subordinated Units and pay to the SP Contributors certain cash consideration in part as reimbursement for certain capital expenditures pursuant to Treasury Regulations Section 1.707-4(d), and (ii) the Partnership will issue to SP Holdings Member certain Class B Shares, in each case, pursuant to the terms of the Master Formation Agreement.

4.	Simultaneously with the FS Contribution, the Operating Company will issue the Operating Company IDRs to Holdings pursuant to the terms of the Master Formation Agreement.

WHEREAS, simultaneously with the closing of the initial public offering (the “IPO”) of the Partnership, the Partnership will, pursuant to the Purchase Agreement, acquire for cash the same number of Operating Company Common Units as Firm Shares sold to the public in the IPO and, upon any exercise of the Over-Allotment Option, the Partnership will, pursuant to the Purchase Agreement, acquire for cash the same number of Operating Company Common Units as Option Shares sold in such exercise.

NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement each hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The following terms when used in this Agreement shall have the meanings set forth in this Section 1.1.

“8point3 Entity” means each of Holdings, the YieldCo General Partner, the Partnership and the Operating Company.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything in the foregoing to the contrary, for purposes of this Agreement, (a) neither First Solar nor SunPower will be deemed to constitute an Affiliate of any 8point3 Entity, and (b) First Solar and its Affiliates (other than any 8point3 Entity), on the one hand, and SunPower and its Affiliates (other than any 8point3 Entity), on the other hand, will not be deemed to be Affiliates of one another hereunder unless there is an independent basis for such Affiliation.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of New York shall not be regarded as a Business Day.

“Class A Share” means a “Class A Share” (as defined in the Partnership Agreement) of the Partnership issued pursuant to the Partnership Agreement.

“Class B Share” means a “Class B Share” (as defined in the Partnership Agreement) of the Partnership issued pursuant to the Partnership Agreement.

“Closing” means the closing of the transactions contemplated by Article II of the Master Formation Agreement.

“Davis ProjectCo” has the meaning set forth in the recitals.

“Delaware Courts” has the meaning set forth in Section 5.5.

“Effective Time” has the meaning set forth in Section 4.1.

“Firm Shares” means the Class A Shares to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, excluding the Option Shares.

“First Solar” has the meaning set forth in the recitals.

“FS Contributed Interests” has the meaning set forth in the recitals.

“FS Contribution” has the meaning set forth in the recitals.

“FS Contributors” has the meaning set forth in the recitals.

“FS Deferred Issuance and Distribution” has the meaning set forth in Section 3.1.

“FS Holdings Member” has the meaning set forth in the preamble.

“Governmental Entity” means any (a) multinational, federal, national, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, administrative agency, board, bureau, agency or other statutory body, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing (including the New York Stock Exchange and NASDAQ Stock Market), in each case, that has jurisdiction or authority with respect to the applicable Party.

“Holdings” has the meaning set forth in the recitals.

“IPO” has the meaning set forth in the recitals.

“Laws” means any applicable laws, statutes, rules, regulations, statutory rules, orders, judgments, ordinances, codes, injunctions, decrees, other legally enforceable requirements, rules of common law and terms and conditions of any Permit.

“Lost Hills Holdings” has the meaning set forth in the recitals.

“Macy’s ProjectCo” has the meaning set forth in the recitals.

“Maryland Solar” has the meaning set forth in the recitals.

“Master Formation Agreement” has the meaning set forth in the recitals.

“MD Solar Holdings” has the meaning set forth in the preamble.

“North Star Holdings” has the meaning set forth in the recitals.

“Operating Company” has the meaning set forth in the preamble.

“Operating Company Common Unit” means a “Common Unit” (as defined in the Operating Company Limited Liability Company Agreement) of the Operating Company issued pursuant to the Operating Company Limited Liability Company Agreement.

“Operating Company IDR” means an “Incentive Distribution Right” (as defined in the Operating Company Limited Liability Company Agreement) issued by the Operating Company pursuant to the Operating Company Limited Liability Company Agreement.

“Operating Company Limited Liability Company Agreement” means the Amended and Restated Limited Liability Company Agreement of 8point3 Operating Company, LLC, as it may be further amended, modified, supplemented or restated from time to time.

“Operating Company Subordinated Units” means a “Subordinated Unit” (as defined in the Operating Company Limited Liability Company Agreement) of the Operating Company issued pursuant to the Operating Company Limited Liability Company Agreement.

“Option Shares” means the Class A Shares subject to the Over-Allotment Option.

“Original Operating Company Limited Liability Company Agreement” means the Limited Liability Company Agreement of 8point3 Operating Company, LLC, dated as of March 10, 2015.

“Over-Allotment Option” the Underwriter’s option to purchase a number of Class A Shares up to 15% of the Firm Shares (as defined in the Underwriting Agreement) pursuant to the Underwriting Agreement.

“Partnership” has the meaning set forth in the preamble.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of 8point3 Energy Partners LP, as it may be further amended, modified, supplemented or restated from time to time.

“Party” or “Parties” has the meaning set forth in the preamble.

“Permit” means written permits, licenses, certificates, franchises, registrations, exemptions, authorizations, variances, consents and approvals obtained from any Governmental Entity.

“Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Purchase Agreement” means the Purchase Agreement, dated as of the date hereof, between the Partnership and Operating Company.

“Quinto ProjectCo” has the meaning set forth in the recitals.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-202634), as amended.

“Residential ProjectCo” has the meaning set forth in the recitals.

“Riverside ProjectCo” has the meaning set forth in the recitals.

“SG2 Holdings” has the meaning set forth in the recitals.

“SP Contributed Interests” has the meaning set forth in the recitals.

“SP Contribution” has the meaning set forth in the recitals.

“SP Contributors” has the meaning set forth in the recitals.

“SP Deferred Issuance and Distribution” has the meaning set forth in Section 3.1.

“SP Holdings Member” has the meaning set forth in the preamble.

“SP Recapitalization” has the meaning set forth in Section 2.5.

“Structuring Fee” means a structuring fee equal to 0.75% of the gross proceeds of the sale of the Firm Shares or Option Shares, as applicable, payable by the Partnership to Goldman, Sachs & Co. and Citigroup Global Markets Inc.

“SunPower” has the meaning set forth in the recitals.

“Underwriters” means the underwriting syndicate listed in Schedule I of the Underwriting Agreement.

“Underwriters’ Spread” means the Underwriters’ discount as set forth in the Underwriting Agreement plus the Structuring Fee.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into among Holdings, YieldCo General Partner, the Partnership, Operating Company and the Underwriters, in substantially the form attached as Exhibit 1.1 to the Registration Statement.

“YieldCo General Partner” has the meaning set forth in the recitals.

Section 1.2 Construction; Interpretation. Except where expressly provided or unless the contract otherwise necessarily requires, in this Agreement:

(a) Reference to a given Article, Section or clause is a reference to an Article, Section or clause of this Agreement, unless otherwise specified. The terms “hereof”, “herein”, “hereunder” and “herewith” refer to this Agreement as a whole.

(b) Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa, and words importing any gender shall include all genders, (iii) all references to “days” means calendar days, (iv) “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” and (v) all words used as accounting terms shall have the meanings assigned to them under GAAP applied on a consistent basis and as amended from time to time.

(c) If any date on which any action is required to be taken hereunder by any of the Parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.

(d) Reference to a given agreement, instrument, document or Law is a reference to that agreement, instrument, document or Law as modified, amended, supplemented and restated through the date as of which such reference is made, and, as to any Law, any successor Law.

(e) Reference to a Person includes its predecessors, successors and permitted assigns. Any reference to any federal, state, local, or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(f) The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” shall not be exclusive.

(g) Amounts calculated or determined under this Agreement shall be without double-counting.

(h) No provision of this Agreement will be interpreted in favor of, or against, any of the Parties to this Agreement by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement, and no rule of strict construction will be applied against any Party hereto.

(i) No Person will be required to take any action, or fail to take any action, if to do so would violate any Law.

ARTICLE II

CONTRIBUTIONS AND OTHER MATTERS

Section 2.1 Contribution by FS Holdings Member of its 100% Limited Liability Company Interest in Lost Hills Holdings. FS Holdings Member, hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Operating Company, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% limited liability company interest in Lost Hills Holdings, and Operating Company hereby accepts the 100% limited liability company interest.

Section 2.2 Contribution by MD Solar Holdings of its 100% Limited Liability Company Interest in Maryland Solar. MD Solar Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Operating Company, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% limited liability company interest in Maryland Solar, and Operating Company hereby accepts the 100% limited liability company interest.

Section 2.3 Contribution by FS Holdings Member of its 100% Limited Liability Company Interest in North Star Holdings. FS Holdings Member hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Operating Company, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% limited liability company interest in North Star Holdings, and Operating Company hereby accepts the 100% limited liability company interest.

Section 2.4 Contribution by FS Holdings Member of its 100% Limited Liability Company Interest in SG2 Holdings. FS Holdings Member hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Operating Company, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% limited liability company interest in SG2 Holdings, and Operating Company hereby accepts the 100% limited liability company interest.

Section 2.5 Recapitalization of Operating Company. SP Holdings Member hereby agrees to amend and restate the Original Operating Company Limited Liability Company Agreement, to admit FS Holdings Member, MD Solar Holdings and the Partnership as additional members and recapitalize the outstanding membership interests of Operating Company (the “SP Recapitalization”).

Section 2.6 Consideration.

(a) (i) Operating Company hereby (A) issues to the FS Contributors [●] Operating Company Common Units and [●] Operating Company Subordinated Units representing a [●]% and [●]% limited liability company interest, respectively, in Operating Company, (B) distributes to the FS Contributors $[                ], payable in immediately available funds following the closing of the IPO to an account designated by the FS Contributors and (C) grants to the FS Contributors the right to receive the FS Deferred Issuance and Distribution, and (ii) the Partnership hereby issues to the FS Contributors [●] Class B Shares representing a [●]% voting interest in the Partnership. The Operating Company Common Units, Operating Company Subordinated Units, cash and Class B Shares issued and distributed pursuant to this Section 2.6(a) shall be issued and distributed pro rata between the FS Contributors based on the relative value of the limited liability company interests contributed by each FS Contributor.

(b) (i) Operating Company hereby (A) issues to SP Holdings Member [●] Operating Company Common Units and [●] Operating Company Subordinated Units representing a [●]% and [●]% limited liability company interest, respectively, in Operating Company, (B) distributes to SP Holdings Member $[                ], payable in immediately available funds following the closing of the IPO to an account designated by SP Holdings Member and (C) grants to SP Holdings Member the right to receive the SP Deferred Issuance and Distribution, and (ii) the Partnership hereby issues to SP Holdings Member [●] Class B Shares representing a [●]% voting interest in the Partnership.

(c) Operating Company hereby issues to Holdings all of the Operating Company IDRs.

ARTICLE III

DEFERRED ISSUANCE AND DISTRIBUTION

Section 3.1 Upon the earlier to occur of the expiration of the Over-Allotment Option period or the exercise in full of the Over-Allotment Option, Operating Company shall issue (a) to the FS Contributors a number of additional Operating Company Common Units that is equal to the product of (i) [●]% and (ii) the excess, if any, of (A) the total number of Option Shares over (B) the aggregate number of Class A Shares, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option, and (b) to SP Holdings Member a number of additional Operating Company Common Units that is equal to the product of (i) [●]% and (ii) the excess, if any, of (A) the total number of Option Shares over (B) the aggregate number of Class A Shares, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option. Upon each exercise of the Over-Allotment Option, Operating Company shall distribute (x) to the FS Contributors an amount of cash equal to the product of (1) [●]% and (2) the net proceeds (after Underwriter’s Spread) of each such exercise (such net proceeds, together with any Common Units issued to the FS Contributors pursuant to the preceding sentence, the “FS Deferred Issuance and Distribution”) and (y) to SP Holdings Member an amount of cash equal to the product of (1) [●]% and (2) the net proceeds (after Underwriter’s Spread) of each such exercise (such net proceeds, together with any Common Units issued to SP Holdings Member pursuant to the preceding sentence, the “SP Deferred Issuance and Distribution”). Any Operating Company Common Units issued to the FS Contributors pursuant to this Section 3.1 and/or any cash distributed to the FS Contributors pursuant to this Section 3.1 shall be issued and/or distributed pro rata between the FS Contributors based on the relative value of the limited liability company interests contributed by each FS Contributor.

ARTICLE IV

EFFECTIVE TIME; FURTHER ASSURANCES

Section 4.1 Effective Time. The provisions of Article II of this Agreement shall be effective and operative, without further action by any Party hereto, simultaneously with the occurrence of the Closing under the Master Formation Agreement (the “Effective Time”).

Section 4.2 Treasury Regulations Section 1.707-4(d) Expenditure Reimbursement. For federal income tax purposes, any amounts treated as a payment, distribution or transfer of money or other consideration by Operating Company under Treasury Regulations Section 1.707-3(a) pursuant to the terms of this Agreement shall be made by Operating Company as a reimbursement for expenditures described in Treasury Regulations Section 1.707-4(d) to the extent such consideration does not exceed the amount of expenditures described in Treasury Regulations Section 1.707-4(d), and Operating Company shall report any such consideration consistently therewith.

Section 4.3 Further Assurances. From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1 Parties in Interest. This Agreement is binding upon and is for the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the Parties hereto and their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by virtue of this Agreement.

Section 5.2 Notices. Any notice, statement, demand, claim, offer or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be sent by facsimile, email, hand messenger delivery, overnight courier service, or certified mail (receipt requested) to each other Party at the address set forth below; provided that to be effective any such notice sent originally by facsimile or email must be followed within two (2) Business Days by a copy of such notice sent by overnight courier service (other than any notice delivered by email for which the intended recipient thereof, by reply email, waives delivery of such copy):

If to FS Holdings Member:

First Solar 8point3 Holdings, LLC

c/o First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

with copies to:

First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 427-2925

Email: generalcounsel@firstsolar.com

Attention: Paul Kaleta, General Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue NW

Washington, D.C. 20005

Tel: (202) 371-7402

Fax: : (202) 661-8259

Email: lance.brasher@skadden.com; andrea.nicolas@skadden.com

Attention: Lance Brasher; Andrea Nicolas

If to MD Solar Holdings:

Maryland Solar Holdings, Inc.

c/o First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

with copies to:

First Solar, Inc.

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 427-2925

Email: generalcounsel@firstsolar.com

Attention: Paul Kaleta, General Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue NW

Washington, D.C. 20005

Tel: (202) 371-7402

Fax: : (202) 661-8259

Email: lance.brasher@skadden.com; andrea.nicolas@skadden.com

Attention: Lance Brasher; Andrea Nicolas

If to SP Holdings Member:

SunPower YC Holdings, LLC

c/o SunPower Corporation

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Financial Officer

with copies to:

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

Tel: (713) 229-1527

Fax: : (713) 229-2727

Email: joshua.davidson@bakerbotts.com

Attention: Joshua Davidson

If to the Partnership:

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Executive Officer

with copies to:

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 427-2925

Email: jdymbort@firstsolar.com

Attention: Jason Dymbort, General Counsel

8point3 Energy Partners LP

c/o 8point3 General Partner, LLC

350 West Washington Street, Suite 600

Tempe, Arizona 85281

Tel: (602) 414-9300

Email: mark.widmar@firstsolar.com

Attention: Mark Widmar, Chief Financial Officer

If to Operating Company:

8point3 Operating Company, LLC

c/o 8point3 General Partner, LLC

77 Rio Robles

San Jose, California 95134

Tel: (408) 240-5500

Email: chuck.boynton@sunpower.com

Attention: Charles Boynton, Chief Executive Officer

Each Party shall have the right to change the place to which notices shall be sent or delivered or to specify one additional address to which copies of notices may be sent, in either case by similar notice sent or delivered in like manner to the other Party. Without limiting any other means by which a Party may be able to prove that a notice has been received by another Party, all notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed by first class certified mail, receipt requested; (iii) when received, if sent by facsimile or email, if received prior to 5 p.m., recipient’s time, on a Business Day, or on the next Business Day, if received later than 5 p.m., recipient’s time; and (iv) on the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. In any case hereunder in which a Party is required or permitted to respond to a notice from another Party within a specified period, such period shall run from the date on which the notice was deemed duly given as above provided, and the response shall be considered to be timely given if given as above provided by the last day of the period provided for such response.

Section 5.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute a single instrument.

Section 5.4 Governing Law. THIS AGREEMENT, INCLUDING THE FORMATION, BREACH, TERMINATION, VALIDITY, INTERPRETATION AND ENFORCEMENT THEREOF, AND ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD PERMIT OR REQUIRE THE APPLICATION OF THE

LAWS OF ANOTHER JURISDICTION. FOR THE AVOIDANCE OF DOUBT, IT IS INTENDED THAT 6 DEL. C. § 2708, WHICH PROVIDES FOR ENFORCEMENT OF DELAWARE CHOICE OF LAW WHETHER OR NOT THERE ARE OTHER RELATIONSHIPS WITH DELAWARE, SHALL APPLY.

Section 5.5 Consent to Jurisdiction. Each of the Parties hereto irrevocably and unconditionally confirms and agrees (a) that it is and shall continue to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware and (b)(i) to the extent that such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and notify the other Parties hereto of the name and address of such agent and (ii) to the fullest extent permitted by Law, that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by Law, service made pursuant to (b)(i) or (ii) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (B) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND (C) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 5.6 Severability. Whenever possible each provision and term of this agreement will be interpreted in a manner to be effective and valid. If any term or provision of this Agreement or the application of any such term or provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof, or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid, illegal or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If any term or provision of this Agreement is held to be prohibited or invalid, then such term or provision will be ineffective only to the extent of such prohibition or invalidity without invalidating or affecting in any manner whatsoever the remainder of such term or provision or the other terms and provisions of this Agreement. Upon determination that any other term or provision of this Agreement is invalid, void, illegal, or unenforceable, a court of competent jurisdiction will modify such term or provision so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible under the law.

Section 5.7 Amendment or Modification. This Agreement may be modified, amended or supplemented only by written agreement executed by the Parties.

Section 5.8 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and this Agreement supersedes all prior negotiations, agreements or understandings of the Parties of any nature, whether oral or written, relating thereto.

Section 5.9 Waiver; Remedies. No delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 5.10 Captions. All Section titles or captions contained in this Agreement are for convenience only and shall not be deemed to be a part of this Agreement or affect the meaning or interpretation of this Agreement.

Section 5.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by Law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

FIRST SOLAR 8POINT3 HOLDINGS, LLC

By:
Name:
Title:

MARYLAND SOLAR HOLDINGS, INC.

By:
Name:
Title:

SUNPOWER YC HOLDINGS, LLC

By:
Name:
Title:

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:
Name:
Title:

8POINT3 OPERATING COMPANY, LLC

By:
Name:
Title:

[Signature Page to Contribution Agreement]